UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): September 7, 2018

Boxlight Corporation

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

001-37564	46-4116523
(Commission File Number)	(IRS Employer Identification No.)

1045 Progress Circle

Lawrenceville, Georgia 30043

(Address of principal executive offices and zip code)

678-367-0809

(Registrant’s telephone number including area code)

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 7, 2018, Boxlight Corporation (the “Company”) held its 2018 annual meeting of stockholders (the “Annual Meeting”) to vote on the following matters:

1. Election of Directors

All of the following seven nominees were elected to the Company’s Board of Directors, in accordance with the voting results listed below, to serve for a term of one year, until the next Annual Meeting and until their successors have been duly elected and have qualified.

Nominee	For	Against	Withheld	Broker Non-Votes
James Mark Elliott	3,460,833	—	3,514	1,725,062
Michael Pope	3,459,833	—	4,514	1,725,062
Tiffany Kuo	3,459,621	—	4,726	1,725,062
Rudolph F. Crew	3,455,554	—	8,793	1,725,062
Steve Hix	3,460,823	—	3,524	1,725,062
Dale Strang	3,456,543	—	7,804	1,725,062
Harold Bevis	3,460,724	—	3,623	1,725,062

2. Ratification of the Company’s Independent Auditors

Stockholders ratified the appointment of GBH CPAs, PC as the independent auditors of the Company for the fiscal year ended December 31, 2018, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
5,115,432	68,323	5,654	—

3. Advisory Vote on Executive Compensation

Stockholders approved the compensation paid to the Company’s named executive officers as disclosed in the 2018 Proxy Statement under “Executive Compensation” on an advisory basis, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
3,450,435	10,465	3,447	1,725,062

4. Advisory Vote on Frequency of Advisory Vote on Executive Compensation

1 year	2 years	3 years	Abstain	Broker Non-Votes
3,177,017	9,901	275,617	1,812	—

5. Amendment of the Company’s Stock Incentive Plan:

Stockholders approved the amendment of the Company’s Stock Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan by 300,000 shares, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
3,426,867	34,001	3,479	1,725,062

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOXLIGHT CORPORATION

	By:	/s/ Takesha Brown
Date: September 12, 2018	Name:	Takesha Brown
	Title:	Chief Financial Officer

3